UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

SXC HEALTH SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-52073

Yukon Territory, Canada	75-2578509
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2441 Warrenville Road, Suite 610

Lisle, Illinois 60532-3642

(Address of principal executive offices, including zip code)

(800) 282-3232

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on April 18, 2012, SXC Health Solutions Corp. (“SXC”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Catalyst Health Solutions, Inc. (“Catalyst”), pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, a newly-formed indirect wholly-owned subsidiary of SXC will be merged with and into Catalyst, with Catalyst surviving as an indirect wholly-owned subsidiary of SXC (the “Merger”). Each share of Catalyst common stock outstanding immediately prior to the effective time of the Merger (other than shares owned by SXC or Catalyst or any of their respective wholly-owned subsidiaries or shares with respect to which appraisal rights have been properly exercised) will be converted in the Merger into the right to receive 0.6606 of a common share of SXC and $28.00 in cash. The Merger is expected to close in the second half of 2012, subject to the receipt of certain regulatory approvals and the satisfaction or waiver of other customary closing conditions.

SXC is filing this Current Report on Form 8-K for the purpose of incorporating certain risk factors relating to Catalyst’s business (the “Catalyst Risk Factors”), attached as Exhibit 99.1 hereto and incorporated by reference in this Item 8.01, into the prospectus supplement (the “Prospectus Supplement”) to the prospectus of SXC included in SXC’s Registration Statement on
Form S-3 (File No. 333-161237) (the “Registration Statement”), which Prospectus Supplement SXC is filing today with the Securities and Exchange Commission (the “SEC”). The Catalyst Risk Factors were originally included in Item 1A of Catalyst’s Annual Report on Form 10-K for the year ended December 31, 2011, filed by Catalyst with the SEC on February 24, 2012, and SXC is reproducing them without revision in Exhibit 99.1 to this Current Report on Form 8-K. As a result, references in the Catalyst Risk Factors to the “Company,” “we,” “us,” or “our” are references to Catalyst and its subsidiaries, except as the context otherwise requires.

In addition, SXC is filing this Current Report on Form 8-K for the purpose of incorporating (i) certain consolidated financial statements of Catalyst and its subsidiaries and (ii) certain unaudited pro forma condensed combined financial statements of SXC, in each case as described in Item 9.01 below, into the Prospectus Supplement and into the Registration Statement.

Historical Catalyst and Pro Forma Financial Information

Set forth in Exhibit 99.2 and incorporated herein by reference are the audited consolidated financial statements of Catalyst as of December 31, 2011 and 2010 and for the three-year period ended December 31, 2011, together with the report of the independent registered public accounting firm thereon and Catalyst management’s report on the effectiveness of internal control over financial reporting.

Set forth in Exhibit 99.3 and incorporated herein by reference are the unaudited consolidated financial statements of Catalyst as of March 31, 2012 and for the three months ended March 31, 2012 and 2011.

Set forth in Exhibit 99.4 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements of SXC for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012, in each case giving pro forma effect to the Merger and certain proposed financing transactions described therein. The pro forma financial statements are derived primarily from the historical financial statements of SXC, Catalyst, Walgreens Health Initiatives, Inc., the outstanding capital stock of which was acquired by Catalyst in June 2011, and HealthTran LLC, the outstanding equity interests of which were acquired by SXC on January 1, 2012. SXC filed certain financial statements of HealthTran LLC as exhibits to its Current Report on Form 8-K/A filed with the SEC on March 14, 2012. The pro forma financial statements are preliminary and reflect a number of assumptions, including, among others, that the Merger and the proposed financing transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from SXC’s current expectations.

* * * * * * *

SXC Forward-Looking Statements

Certain statements included in this communication constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. SXC cautions that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause SXC’s actual financial results, performance, or achievements to be materially different from SXC’s estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, SXC’s dependence on and ability to retain key customers; SXC’s ability to achieve increased market acceptance for SXC’s product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in SXC’s software products; SXC’s ability to identify and complete acquisitions, manage SXC’s growth and integrate acquisitions; SXC’s ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for SXC’s healthcare software solutions; interruption of SXC’s operations due to outside sources; maintaining SXC’s intellectual property rights and litigation involving intellectual property rights; SXC’s ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of SXC’s security by third parties; SXC’s dependence on the expertise of SXC’s key personnel; SXC’s access to sufficient capital to fund SXC’s future requirements; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of SXC’s forward-looking statements. Other factors that should be considered are discussed from time to time in SXC’s filings with the SEC, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SXC’s 2011 Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward- looking statements. All subsequent written and oral forward-looking statements attributable to SXC or persons acting on SXC’s behalf are expressly qualified in their entirety by this cautionary statement. SXC disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Certain of the assumptions made in preparing forward-looking information and management’s expectations include: maintenance of SXC’s existing customers and contracts, SXC’s ability to market SXC’s products successfully to anticipated customers, the impact of increasing competition, the growth of prescription drug utilization rates at predicted levels, the retention of SXC’s key personnel, SXC’s customers continuing to process transactions at historical levels, that SXC’s systems will not be interrupted for any significant period of time, that SXC’s products will perform free of major errors, SXC’s ability to obtain financing on acceptable terms and that there will be no significant changes in the regulation of SXC’s business.

Catalyst Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed Catalyst transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed Catalyst transaction will be submitted to the shareholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, SXC filed with the SEC on May 7, 2012 a Registration Statement on Form S-4 that included a preliminary joint proxy statement of Catalyst and SXC that also constitutes a preliminary prospectus of SXC, and each of the companies may be filing with the SEC other documents regarding the proposed transaction. At the appropriate time, Catalyst and SXC will mail the definitive proxy statement/prospectus regarding the proposed merger to their respective shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST AND/OR SXC ARE URGED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900.

SXC, Catalyst and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on April 26, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Catalyst Health Solutions, Inc.

99.1	Risk factors related to Catalyst Health Solutions, Inc.’s business

99.2	Audited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of December 31, 2011 and December 31, 2010 and for the three-year period ended December 31, 2011, together with the report of the independent registered public accounting firm thereon and Catalyst management’s report on the effectiveness of internal control over financial reporting

99.3	Unaudited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of March 31, 2012 and for the three months ended March 31, 2012 and 2011

99.4	Unaudited pro forma condensed combined financial statements of SXC Health Solutions Corp. and its subsidiaries for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012, in each case giving pro forma effect to the Merger and certain proposed financing transactions described therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.

Dated: May 9, 2012	By:	/s/ Jeffrey Park
Name: Jeffrey Park
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Catalyst Health Solutions, Inc.

99.1	Risk factors related to Catalyst Health Solutions, Inc.’s business

99.2	Audited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of December 31, 2011 and December 31, 2010 and for the three-year period ended December 31, 2011, together with the report of the independent registered public accounting firm thereon and Catalyst management’s report on the effectiveness of internal control over financial reporting

99.3	Unaudited consolidated financial statements of Catalyst Health Solutions, Inc. and its subsidiaries as of March 31, 2012 and for the three months ended March 31, 2012 and 2011

99.4	Unaudited pro forma condensed combined financial statements of SXC Health Solutions Corp. and its subsidiaries for the year ended December 31, 2011 and as of and for the three months ended March 31, 2012, in each case giving pro forma effect to the Merger and certain proposed financing transactions described therein